LIMITED POWER OF ATTORNEY

I, John F. Orr, the undersigned, effective as of the

date hereof, and to continue until I am no longer subject to Section 16 reporting, do hereby constitute and appoint each of Adam J. Godderz and

Julie D. Powell, signing singly, my true and lawful attorneys-in-fact,

solely for the purpose of:

1. Preparing, executing, and submitting to the Securities and Exchange

Commission (SEC) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or Section 16 of the Securities Exchange Act of 1934

(the Exchange Act) or any rule or regulation of the SEC;

2. Preparing, executing and submitting to the SEC any and all reports

(including any amendments thereto) the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the

Securities Act of 1933 (Rule 144), with respect to any security of

Kansas City Southern (Company), including Forms 3, 4 and 5,

Schedules 13D and 13G, and Forms 144; and

3. Obtaining, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the

Company's equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.

I acknowledge that my appointment of these attorneys-in-fact does not eliminate my responsibility to comply with Section 16 of the Securities

Exchange Act of 1934.

IN WITNESS WHEREOF, I have signed this Limited Power of Attorney this

15th day of April, 2021.

/s/ John F. Orr

John F. Orr

Personally appeared the above-named John F. Orr and

acknowledged the above Limited Power of Attorney to be his free act and deed.

IN WITNESS WHEREOF, I hereunto set my seal this 15th day of

April, 2021.

/s/ Michelle McFarland

Notary Public

My Commission Expires:

August 29, 2024